Schedule 14A Information required in proxy statement
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-12

                          Beacon Hill Mutual Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                  Joanne Doldo
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


                  Payment of Filing Fee (check appropriate box:

[ ]  $125 per Exchange Act Rule 20a-1(c)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3) [ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11

1.   Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------

2.   Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
- --------------------------------------------------------------------------------

4.   Proposed maximum value of transaction

Set forth the amount on which the filing fee is calculated and state how it was determined.

[ X ] Check box if any part of the fee is offset as provided by Exchange  Act
     Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid.
$125.00
- --------------------------------------------------------------

2.   Form, Schedule or Registration Statement No.:
PRE 14A
- --------------------------------------------------------------

3.   Filing Party:
Registrant
- --------------------------------------------------------------

4.   Date Filed:
July 10, 1996
- --------------------------------------------------------------

                          BEACON HILL MUTUAL FUND, INC.
                                75 Federal Street
                        Boston, Massachusetts 02110-1904
                                 (617) 482-0795

                                                                  August 5, 1996

Dear Shareholder:

     At a meeting of the Board of Directors held on April 16, 1996, the Directors unanimously approved a Plan of Liquidation for Beacon Hill Mutual Fund, Inc. After considering other alternatives, the Board of Directors concluded that a complete liquidation is in the best interests of the Fund and its shareholders. The enclosed Notice of a Special Meeting of Shareholders and Proxy Statement describe these matters in detail and establish a Special Meeting of the shareholders to obtain your approval.

     We currently have approximately $1.7 million of net assets in the Fund. We have concluded that the continued operation of the Fund at this size is not economically feasible and the Board of Directors believes it is not in your best interest as shareholders. In spite of our efforts to sell shares of the Fund, the Fund concluded, and the Directors agreed, that marketing efforts under the current circumstances would not increase the Fund's size sufficiently to make its continued operation practicable.

     I STRONGLY URGE YOU TO APPROVE THIS PLAN OF LIQUIDATION AT THIS TIME. Subject to your approval, shareholders remaining in the Fund will receive a cash distribution at the end of the Liquidation Period as described in the Proxy Statement.

     If you do not approve this proposal, the Fund will continue to incur additional expenses which may affect its net asset value.

     After reading the enclosed material, please complete, sign and return the proxy card so that your shares will be represented and so that the Fund can avoid the expense of additional mailings. If you decide to attend the meeting, you may revoke your proxy at any time and vote your shares in person. YOUR VOTE IS EXTREMELY IMPORTANT.

     If you want additional information concerning this proposal, please call us at 1-617-482-0795.

     Thank you for your understanding and your help.

                                        Sincerely,


                                        Bernard Zimmerman, President

                          BEACON HILL MUTUAL FUND, INC.
                                75 Federal Street
                        Boston, Massachusetts 02110-1904

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, OCTOBER 1, 1996

A Special Meeting (the "Special Meeting") of shareholders of BEACON HILL MUTUAL FUND, INC. (the "Fund"), will be held on Tuesday, October 1, 1996 at 11:00 a.m. (Eastern time) at the offices of Peabody & Brown, 101 Federal Street, Boston, Massachusetts 02110-1904. The following proposals will be acted upon at that time:

     1. To approve the liquidation of the assets and dissolution of the Fund pursuant to the provisions of a Plan of Liquidation approved by the Fund's Board of Directors; and

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on August 5, 1996 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.


                                         By Order of the Board of  Directors


                                         Carl Frischling
                                         Clerk

August 15, 1996

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO
THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          BEACON HILL MUTUAL FUND, INC.
                                75 Federal Street
                        Boston, Massachusetts 02110-1904

                                 PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Directors") of Beacon Hill Mutual Fund, Inc. (the "Fund"). Proxies will be voted at the special meeting of shareholders to be held on Tuesday, October 1, 1996 and at any adjournments thereof (the "Special Meeting").

     This  Proxy  Statement  describes  matters  to be voted  on at the  Special
Meeting. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about August 15, 1996. The expenses in connection with preparing this Proxy Statement and all solicitations will be borne by the Fund to the extent permitted by applicable law.

     A copy of the Fund's most recent Annual Report for the fiscal year ended June 30, 1995, which includes audited financial statements has heretofore been mailed to each of the shareholders of the Fund. The Fund, however, will furnish without charge a copy of that Annual Report to any shareholders who request it by calling 1-617-482-0795. This report does not form any part of the proxy solicitation material.

     A majority of the outstanding shares of the Fund (a "quorum") must be present (in person or by proxy) in order to conduct business at the Special Meeting. The vote of shareholders holding two-thirds of the outstanding voting securities of the Fund is required for approval of the liquidation of the assets and dissolution of the Fund pursuant to the provisions of the Plan of Liquidation (Exhibit A).

     Shareholders of record at the close of business on August 5, 1996 (the "Record Date") are entitled to vote at the Special Meeting. As of the Record Date, there were 42,076.098 shares of the Fund's common stock outstanding (the "Shares"). As of that date, the following persons owned beneficially more than 5% of the Fund:


                                    Number of Shares    Percentage of Fund
Name                                     Owned             Outstanding

Mario Sbarro                            3,690.857             8.77%
Annuziatina Sbarro
JT TEN
Horshoe Road
Mill Neck, NY 11765

Joseph Sbarro                           3,657.755             8.69%
8 Sands Light Road
Sands Point, NY 11050

Anthony Sbarro                          2,797.812             6.65%
241 Asharokan Avenue
Northport, NY 11768

     Shareholders are entitled to one vote for each full Share and a proportionate vote for each fractional Share held as of the Record Date. The proxies named on the enclosed proxy card will vote in accordance with the shareholder's direction as indicated on the proxy card if it is properly executed. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

     If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Plan of Liquidation are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote for or against an adjournment based on their determination of what is in the best interests of the shareholders, taking into consideration the factors discussed above. A shareholder vote may be taken for the Fund on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

     If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund's Shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 1 and any other proposal that may come before the Special Meeting.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Fund or, if necessary, a commercial firm retained for this purpose.

     The duly appointed proxies or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting. Shareholders may revoke their proxies by executing another proxy, by giving written notice of such revocation to the Fund, or by attending the Special Meeting and voting in person.

                                   PROPOSAL 1
                                   ----------

                        PROPOSAL TO LIQUIDATE THE ASSETS
                         AND DISSOLVE THE FUND PURSUANT
                          TO THE PROVISIONS OF THE PLAN
                                 OF LIQUIDATION
                                 --------------

THE LIQUIDATION IN GENERAL

     The Fund proposes to liquidate the assets and dissolve the Fund pursuant to the provisions of a Plan of Liquidation (the "Plan") as approved by the Fund's Board of Directors at a meeting held on April 16, 1996. The Plan provides for the complete liquidation of all of the assets of the Fund. At the April 16, 1996 board meeting, the Directors determined that (i) in order to anticipate and meet redemption requests by shareholders prior to the Special Meeting, and (ii) to decrease the probability of having to sell portfolio securities at unfavorable prices, Beacon Hill Management, Inc. (the "Advisor") may begin to liquidate the Fund's assets as it deems appropriate and in the best interests of the shareholders of the Fund. If the Plan is approved, the Advisor will undertake to liquidate the remainder of the Fund's assets at market prices and on such terms and conditions as the Advisor shall determine to be reasonable and in the best interests of the Fund and its shareholders. In the event the Plan is not adopted, the Directors will consider what action, if any, should be taken, including the indefinite suspension of future sales of Fund shares. A copy of the form of the Plan is attached to this Proxy Statement as Exhibit A.


REASONS FOR THE LIQUIDATION

     The Fund is an open-end management investment company organized as a Massachusetts corporation on July 10, 1964. The Fund first offered Shares on December 2, 1964. At a meeting held on April 16, 1996, the Fund's Board of Directors, including all of the Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), unanimously adopted a resolution declaring the proposed liquidation and dissolution of the Fund advisable and directed that it be submitted to the shareholders for consideration. Several factors, including those described below, influenced the Directors' determination that the Fund be liquidated and terminated.

     Prior to the April 16, 1996 board meeting, the Directors had been advised by the Advisor that the continued operation of the Fund at its current size was not economically feasible for the shareholders. At the April 16, 1996 board meeting, the Advisor stated that it had reviewed the following possible alternatives for the Fund: (i) continuation of the Fund with increased efforts to sell additional Shares of the Fund thereby increasing the Fund's assets; (ii) the merger or sale of the Fund into a similar investment company; (iii) gradual liquidation of the Fund; and (iv) a prompt liquidation of the Fund. The Advisor reported to the Directors that it had considered the viability of each alternative and had concluded that a prompt liquidation of the Fund was the only viable alternative consistent with the best interests of the shareholders of the Fund at this time even though liquidation of the Fund would be a taxable transaction for shareholders. SEE "FEDERAL INCOME TAX CONSEQUENCES" INCLUDING A DISCUSSION OF CERTAIN TAX-DEFERRED ACCOUNTS BELOW. The Advisor was not confident that any marketing efforts under current circumstances would increase the Fund's size sufficiently to continue its operations. The Advisor reported that it found the merger or sale of the Fund into a similar investment company not to be a realistic alternative due to the relatively small amount of assets under management in the Fund and the fact that the Advisor could not assure any potential merging or acquiring fund that the Fund's assets would remain in the Fund.

     The Advisor requested that the Board of Directors consider the liquidation of the Fund pursuant to the Plan. Based upon the Advisor's presentation and recommendation, the Board of Directors concluded that a liquidation of the Fund under the Plan is in the best interests of the Fund and its shareholders. Upon the liquidation, shareholders will receive a taxable cash distribution. See "Federal Income Tax Consequences" below.

PLAN OF LIQUIDATION OF THE FUND

     The Plan provides for the complete liquidation of all of the assets of the Fund. If the Plan is approved, the Advisor will undertake to liquidate the remainder of the Fund's assets at market prices and on such terms and conditions as the Advisor shall determine to be reasonable and in the best interests of the Fund and its shareholders. In no event will any of the portfolio securities owned by the Fund be sold at a price which is less than the best price available in the public market at the time of sale.

LIQUIDATION VALUE

     Subject to the approval of the Plan, the Fund's shareholders will each receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the Fund's current Prospectus, as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment of or accrual for all of the Fund's known liabilities and obligations (a "Liquidation Distribution"). The Fund shall pay, discharge, or otherwise provide for the discharge of any and all liabilities prior to the Liquidation Date. However, if the Fund is unable to discharge all its liabilities prior to the Liquidation Date as defined in paragraph 6 of the Plan, it may retain cash or cash equivalents in an amount believed necessary to discharge such liabilities. Unpaid liabilities may include income dividends and capital gain distributions.

     None of the shareholders of the Fund will be entitled to exercise any dissenter's rights or appraisal rights with respect to the liquidation or dissolution of the Fund. Shareholders will receive the per share net asset value at the Liquidation Date.

LIQUIDATION DISTRIBUTIONS

     At present, the date or dates on which the Fund will pay Liquidation Distributions to its shareholders and on which the Fund will be liquidated are not known to the Fund, but it is anticipated that if shareholders adopt the Plan, the liquidation would occur on or prior to October 31, 1996. Shareholders will receive their respective Liquidation Distributions without any further action on their part.

     THE RIGHT OF A SHAREHOLDER TO REDEEM HIS OR HER SHARES OF THE FUND AT ANY TIME HAS NOT BEEN IMPAIRED AND WILL NOT BE IMPAIRED BY THE ADOPTION OF THE PLAN. THEREFORE, A SHAREHOLDER MAY REDEEM SHARES IN ACCORDANCE WITH REDEMPTION PROCEDURES SET FORTH IN THE FUND'S CURRENT PROSPECTUS WITHOUT THE NECESSITY OF WAITING FOR THE FUND TO TAKE ANY ACTION.


FEDERAL INCOME TAX CONSEQUENCES

     The Fund will not incur any federal income tax liability as a result of the liquidation.

     For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's Shares in exchange for the Liquidation Distribution. Each shareholder will recognize gain or loss in an amount equal to the difference between the Liquidation Distribution he or she receives and the adjusted tax basis of his or her Shares. Assuming the shareholder holds his or her Shares as a capital asset, the gain or loss generally will be treated as a capital gain or loss. If the Shares have been held for more than one year the gain or loss will constitute a long-term capital gain or loss; otherwise, the gain or loss will constitute a short-term capital gain or loss. Shareholders will be notified of their respective shares of ordinary and capital gain dividends for the Fund's final fiscal year in normal tax-reporting fashion; amounts included in income as dividends will increase the shareholders' adjusted bases in their shares for purposes of computing their gain or loss on the receipt of the Liquidation Distribution.

     The receipt of a Liquidation Distribution by an Individual Retirement Account Plan ("IRA") which holds shares would generally not be viewed as a taxable event to the beneficiary; however, some IRAs which hold shares may have been established with custodians who do not possess the power to reinvest the Liquidation Distribution, but instead must immediately distribute such amounts to the IRA beneficiary. In this situation, the amount received by the beneficiary will constitute a taxable distribution; and if the beneficiary has not attained 59 1/2 years of age, such distribution will generally constitute a premature distribution subject to a 10% penalty tax. This penalty tax is in addition to the beneficiary's regular income tax. Beneficiaries who receive a distribution from their IRAs on account of the liquidation may be able to avoid the above-described taxes and characterize the receipt of the liquidation distribution as a tax-free distribution if, within 60 days of receipt of the Liquidation Distribution, it is "rolled over" into a new IRA or into an otherwise eligible retirement plan and the shareholder has not engaged in a rollover from this IRA to another IRA or otherwise eligible retirement plan during the one year period ending on the day of receipt of the Liquidation Distribution. Such a rollover will not generate a deduction for the current year; however distributions are subject to mandatory withholding of 20% on distributions from qualified retirement plans that are eligible for rollover but are not directly transferred from the distributing plan to an eligible transferee plan. IRA shareholders who do not wish to roll over their Liquidation Distribution, or who have received a partial rollover of their IRAs during the one-year period ending on the day of receipt of the distribution, may contact the Fund's custodian to make other arrangements for the transfer of their IRAs. Tax results will vary depending upon the status of each beneficiary, and therefore beneficiaries who receive distributions from an IRA on account of the liquidation of the Fund must consult with their own tax advisers regarding their personal tax results in this matter.

     The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its individual U.S. shareholders resulting from the liquidation of the Fund. This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences of the liquidation may affect shareholders differently depending upon their particular tax situations, and, accordingly, this summary is not a substitute for careful tax planning on an individual basis.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE THE FEDERAL, STATE, AND OTHER INCOME TAX CONSEQUENCES OF RECEIVING THE LIQUIDATION DISTRIBUTION WITH RESPECT TO THEIR PARTICULAR TAX CIRCUMSTANCES.

CONCLUSION

     THE DIRECTORS RECOMMEND VOTING FOR THE ABOVE PROPOSAL. IN THE EVENT THE PLAN IS NOT ADOPTED, THE DIRECTORS WILL CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN.

                                 OTHER BUSINESS

     The Fund's management knows of no other business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Special Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

                              SHAREHOLDER PROPOSALS

     The current Articles of Incorporation and By-Laws of the Fund provide that the Fund must hold annual shareholder meetings. Proposals that shareholders of the Fund intend to present for inclusion in the proxy materials with respect to an annual meeting of shareholders must be received by the Fund within a reasonable period of time before the solicitation is made. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at 75 Federal Street, Boston, Massachusetts 02110-1904. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING BY WRITTEN NOTICE TO THE FUND OR BY SUBMITTING A PROXY CARD BEARING A LATER DATE.

August 15, 1996
                             BY ORDER OF THE BOARD OF DIRECTORS OF
                             BEACON HILL MUTUAL FUND, INC.
                             Carl Frischling, Clerk

                                                                      EXHIBIT A

                                     FORM OF
                               PLAN OF LIQUIDATION


THIS PLAN OF LIQUIDATION (the "Plan") is adopted by Beacon Hill Mutual Fund, Inc., a Massachusetts corporation (the "Fund").

                              W I T N E S S E T H:
                              -------------------

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, this Plan is intended to be and is adopted as a plan of liquidation of the Fund, on the terms and conditions set forth below; and

WHEREAS, the Board of Directors of the Fund, including a majority of the directors who are not interested persons (as defined by the 1940 Act), has determined that this Plan is in the best interests of the shareholders of the Fund.

NOW THEREFORE, the Board of Directors of the Fund hereby adopts the following:

1. CONDITIONS PRECEDENT. This Plan is approved subject to the following conditions:

         a. The Plan shall be approved by two-thirds of the holders of the outstanding voting securities of the Fund at a special meeting of the shareholders called for the purpose of approving the Plan.

         b. A Proxy Statement describing the Plan and the proposed liquidation shall be prepared and submitted to the Securities and Exchange Commission and when authorized by such regulator, shall be delivered to each shareholder of record of the Fund for the purpose of soliciting proxies for the approval of the Plan.

         c. All necessary approvals and authorizations from the Securities and Exchange Commission, or any other regulatory authority having jurisdiction over the transactions contemplated by the Plan shall be obtained.

         d. At or immediately prior to the Liquidation Date (as defined in paragraph 6), the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund's investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any,
                  realized  in  taxable   years   ending  at  or  prior  to  the
                  Liquidation Date (after reduction for any capital loss carry-forward).

2. TERMINATION OF BUSINESS OPERATIONS. On the date on which the shareholders approve the Plan (the "Effective Date"), the Fund shall cease to conduct business except as is required to carry out the terms of the Plan and to accept redemption requests.


                                      A 1

3. NOTICE OF LIQUIDATION. As soon as practicable after the Effective Date, the Fund shall mail notice to all its creditors and employees that the Plan has been approved by the Board of Directors and the Shareholders and that it will be liquidating its assets. Such notice will comply with the requirements of any state laws mandating notice of liquidation such as that contemplated by the Plan.

4. SALE OR DISTRIBUTION OF ASSETS. As soon as practicable after the Effective Date, but in no event later than October 31, 1996 (the "Liquidation Period"), the Fund shall have the authority to engage in such transactions as may be appropriate to its dissolution and liquidation, including, without limitation, the consummation of the transactions described in the Proxy Statement

5. LIABILITIES. During the Liquidation Period, the Fund shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Fund. If the Fund is unable to pay, discharge or otherwise provide for any liabilities of the Fund during the Liquidation Period, the Fund may however, retain cash, or cash equivalents in an amount which it estimates is necessary to discharge any unpaid liabilities of the Fund on the Fund's books as of the Liquidation Date (as defined in paragraph 6). Any liabilities that arise after the Liquidation Date will be paid by Beacon Hill Management, Inc.(the "Advisor") or appropriate parties. Unpaid liabilities may include but not be limited to, income dividends and capital gains distributions, if any, payable for the
     period   prior  to  the   Liquidation   Date.

6. DISTRIBUTION TO SHAREHOLDERS. Upon termination of the Liquidation Period (the "Liquidation Date"), the Fund shall distribute pro rata to its Shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, except those reserved as authorized by Paragraph 5 of this Plan, in complete cancellation and redemption of all the outstanding shares of common stock of the Fund.

7. AMENDMENT OR TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Fund, at any time prior to the Liquidation Date, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for the Fund. The Board of Directors may modify or amend this Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and the Shareholders. However, if the Board determines that any such amendment or modification will materially and adversely affect the interests of the shareholders, such an amendment or modification will not be adopted unless approved by the Shareholders.

8. FILINGS. As soon as practicable after the Liquidation Date, the Fund shall file such instruments of dissolution, Articles of Amendment, Articles Supplementary or other documents, as are necessary to effect the dissolution of the Fund in accordance with the requirements of the Articles of Incorporation of the Fund, the Massachusetts Business Corporation Law, the Internal Revenue Code of 1986, as amended, any applicable securities laws, and any rules and regulations of the Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns.

9. POWERS OF BOARD AND OFFICERS. The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable to carry out the terms of this Plan and to complete the liquidation of the assets of the Fund in accordance with this Plan and any applicable laws, rules or regulations.


                                       A 2

10. EXPENSES. The expenses of carrying out the terms of this Plan shall be borne by the Fund, whether or not the liquidation contemplated by the Plan is effected.

11. FURTHER ASSURANCES. The Fund shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

12. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of Massachusetts.

IN WITNESS WHEREOF, the Board of Directors of the Fund has caused this Plan to be executed by their duly authorized representatives as of this ____ day of _________, 1996.


                          BEACON HILL MUTUAL FUND, INC.

                                       By: ____________________
                                           Bernard Zimmerman
                                           President


                                       A 3

                          BEACON HILL MUTUAL FUND, INC.
               SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 1, 1996

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF STOCK OF THE BEACON HILL MUTUAL FUND, INC. HEREBY CONSTITUTES AND APPOINTS BERNARD ZIMMERMAN AND CARL FRISCHLING, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BEACON HILL MUTUAL FUND, INC.


- -----------------------------Detach card at perforation and mail in postage paid envelope provided-------------------------------------

I. Vote on Proposal to approve a Plan of Liquidation with respect to the Beacon Hill Mutual Fund, Inc.

     FOR                    AGAINST                     ABSTAIN
     [ ]                       [ ]                        [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

- -----------------------------Detach card at perforation and mail in postage paid envelope provided-------------------------------------

                          BEACON HILL MUTUAL FUND, INC.
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH PROPOSAL.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

                                                            x___________________
                                                             ___________________
                                                             ___________________

                                                            x___________________
                                                             ___________________
                                                             ___________________

                                                            Dated:______________


                                                            ___________, 1996